Supplement to the
Fidelity® Advisor Strategic Income Fund Class A, Class T,
Class B, and Class C
March 1, 2007
Prospectus

At its January 2007 meeting, the Board of Trustees approved the following modifications: (i) a decrease in the sales loads charged for purchases of Class A shares, (ii) a 0.10% increase in the Distribution and/or Service (12b-1) fee charged for Class A shares, and (iii) an increase in the sales loads charged for purchases of Class T shares. These changes will take effect on April 1, 2007. Details regarding these changes can be found below.

Effective April 1, 2007, the following information replaces the similar information found under the heading "Fee Table" in the "Fund Summary" section on page 7.

Shareholder fees (paid by the investor directly)

	Class A	Class T	Class B	Class C
Maximum sales charge (load) on purchases (as a % of offering price)A	4.00%B	4.00%C	None	None

Effective September 4, 2007, the following information replaces the biographical information for Derek Young and Chris Sharpe found in the "Fund Management" section on page 32.

Derek Young is vice president and manager of Advisor Strategic Income Fund, which he has managed since July 2005. He also manages other Fidelity funds. Since joining Fidelity Investments in 1996, Mr. Young has worked as director of Risk Management, senior vice president of Strategic Services and portfolio manager.

SI-07-05 August 9, 2007
1.743365.124

Supplement to the
Fidelity® Advisor Strategic Income Fund Institutional Class
March 1, 2007 Prospectus

Effective September 4, 2007, the following information replaces the biographical information for Derek Young and Chris Sharpe found in the "Fund Management" section on page 28.

Derek Young is vice president and manager of Advisor Strategic Income Fund, which he has managed since July 2005. He also manages other Fidelity funds. Since joining Fidelity Investments in 1996, Mr. Young has worked as director of Risk Management, senior vice president of Strategic Services and portfolio manager.

SII-07-01 August 9, 2007
1.743368.114